                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 21, 2007
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   001-12522                 13-3714474
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      (State or other              (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)           Identification No.)

701 N. Green Valley Parkway, Suite 200, Henderson, NV            89074
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (702) 990-3355
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT  OF  CERTAIN  OFFICERS;   COMPENSATORY  ARRANGEMENTS  OF
            CERTAIN OFFICERS.

      On August 21, 2007,  the Board of Directors of Empire  Resorts,  Inc. (the
"Company")  appointed  Richard  Robbins  as  a  Class  II  director,   effective
immediately,  to serve  until  the  2008  annual  meeting  of  stockholders  and appointed James Simon as a Class III director,  effective immediately,  to serve until  the 2009  annual  meeting  of  stockholders.  In  addition,  the Board of
Directors of the Company appointed Mr. Simon to each of the Corporate Governance and Nominating  Committee and the Compensation  Committee of the Company's Board
of Directors and appointed Mr. Robbins to each of the Compensation Committee and the Audit Committee of the Company's Board of Directors.

ITEM 8.01.  OTHER EVENTS.

      On August 21, 2007,  the Company  issued a press  release  announcing  the appointment of Messrs. Simon and Robbins to the Company's Board of Directors.  A
copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

Exhibit Number    Description
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99.1              Press Release dated August 21, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        EMPIRE RESORTS, INC.

Dated: August 21, 2007                  By: /s/ Ronald J. Radcliffe
                                            ----------------------------------
                                            Name:  Ronald J. Radcliffe
                                            Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibits
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99.1              Press Release dated August 21, 2007.